UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 9, 2005



                               THERMOGENESIS CORP.
             (Exact name of registrant as specified in its charter)


        Delaware                    0-16375                      94-3018487
        --------                    -------                      ----------
   (State or other            (Commission File Number)        (I.R.S. Employer
  jurisdiction of                                            Identification No.)
incorporation or organization)

                                2711 Citrus Road
                        Rancho Cordova, California 95742
                        --------------------------------
              (Address and telephone number of principal executive
                               offices) (Zip Code)

                                 (916) 858-5100
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule
    14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information
---------------------------------

Item 2.02 Results of Operations and Financial Condition

     ThermoGenesis Corp. announced its results for the third quarter ended March 31, 2005 on the attached press release.

Section 9 - Financial Statements and Exhibits
---------------------------------------------

Item 9.01 Financial Statements and Exhibits.

         Exhibit No.                Exhibit Description
         -----------                -------------------
          99                        "ThermoGenesis Corp. Announces Third Quarter
                                    Results"

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             THERMOGENESIS CORP.,
                             a Delaware Corporation


Dated:  May 9, 2005          /s/ Renee M. Ruecker
                             --------------------------------------------
                             Renee M. Ruecker,
                             Chief Financial Officer

                                  EXHIBIT INDEX


         Exhibit No.                Description
         -----------                -----------
         99                         "ThermoGenesis Corp. Announces Third Quarter
                                    Results"